EXHIBIT 23

                            ARTHUR ANDERSEN LLP







                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 21, 1995 included in Stanhome Inc.'s Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.



                                           /s/Arthur Andersen LLP



Hartford, Connecticut
April 14, 1995




































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